UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2018

GALECTIN THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31791	04-3562325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4960 PEACHTREE INDUSTRIAL BOULEVARD, STE 240

NORCROSS, GA 30071

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (678) 620-3186

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On December 20, 2018, Galectin Therapeutics Inc. filed a Current Report on Form 8-K (the “Original Report”) to report the amendment of a Line of Credit Agreement, but did not include the information required by Items 1.01 or 2.03. This Form 8-K/A amends and restates in its entirety the Original Report.

Item 1.01.	Entry into a Material Definitive Agreement.

On December 20, 2018, Galectin Therapeutics, Inc. (the “Company”) and Richard E. Uihlein entered into a First Amendment to Line of Credit Agreement (the “Credit Agreement Amendment”), amendment the Line of Credit Agreement, dated December 19, 2017 (the “Line of Credit Agreement”), to extend the availability of the line of credit contemplated by the Line of Credit Agreement through December 31, 2019, and the maturity date to December 31, 2020. In connection with the Credit Agreement Amendment, on December 20, 2018, the Company and Mr. Uihlein entered into an amendment (the “Warrant Amendment”) to the Common Stock Purchase Warrant that was originally issued to Mr. Uihlein on December 19, 2017 (the “Warrant”), exercisable for one million shares of the Company’s common stock at $5.00 per share to make certain technical corrections and to extend the vesting of the Warrant until December 31, 2019.

The foregoing descriptions of the Credit Agreement Amendment and the Warrant Amendment are not complete and are qualified in its entirety by reference to the Credit Agreement Amendment and Warrant Amendment, copies of which are filed as Exhibit 10.1 and Exhibit 4.1, respectively, to this Report and are incorporated herein by reference. The Line of Credit Agreement and Warrant were filed as exhibits to the Company’s Current Report on 8-K, filed on December 19, 2017.

Item 2.03.	Creation of a Direct Financial Obligation.

The information contained above under Item 1.01 is incorporated by reference herein.

Item 8.01.	Other Events.

On December 20, 2018, the Company issued the press release attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this Report:

Exhibit No.	Description

4.1	First Amendment to Common Stock Purchase Warrant, dated December 20, 2018, by and between Richard E. Uihlein and the Company.

10.1	First Amendment to Line of Credit Agreement, dated as of December 20, 2018, by and between Richard E. Uihlein and the Company.

99.1	Press release*

*	Previously filed and incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on December 20, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Galectin Therapeutics Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galectin Therapeutics Inc.

Date: January 3, 2019	By:	/s/ Jack W. Callicutt
Jack W. Callicutt
Chief Financial Officer